SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 26, 2004
                                                  (October 26, 2004)




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

        Delaware                                          62-1040440
  (State or other jurisdiction                          (IRS employer
     of incorporation)                               identification No.)
                                    000-21788
                            (Commission file number)

                    One Cotton Row, Scott, Mississippi 38772
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On October 26, 2004, Delta and Pine Land Company ("D&PL") issued a press release reporting its results of operations and financial condition for the fourth quarter and fiscal year ended August 31, 2004. This press release is attached as
Exhibit 99.1.

Additionally, executive management will discuss D&PL's fourth quarter and fiscal 2004 earnings during a conference call to be held October 26, 2004 at 2 p.m. ET/1 p.m. CT. All interested parties are invited to listen to the conference call by dialing 800-374-0532 (International, 706-634-0148), pass code 1709844.
Live audio of the conference call will also be accessible at www.vcall.com. Also, refer to D&PL's Investor Relations section in its News and Events section of its Internet site at www.deltaandpine.com for further instructions about accessing the conference call.


Information in this report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.      Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.                Description
-----------                -----------
99.1                       Press Release dated October 26, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DELTA AND PINE LAND COMPANY


Date:     October 26, 2004     /s/ R. D. Greene
                               -------------------------------------------
                               R. D. Greene,
                               Vice President - Finance, Treasurer and
                               Assistant Secretary